UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

Vu1 CORPORATION

(Exact Name of Registrant as specified in its charter)

 California
(State or other jurisdiction of incorporation)

000-21864	84-0672714
(Commissioner File Number)	(IRS Employer Identification No.)

1840 GATEWAY DRIVE, SUITE 200, SAN MATEO, CALIFORNIA 94404
(Address of principal executive offices)

(650) 292-9658
(Registrant’s telephone number)

TELEGEN CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On May 22, 2008, we changed our name from Telegen Corporation to Vu1 Corporation. The name change was effected by filing with the State of California Secretary of State of a Certificate of Amendment to our existing Amended and Restated Articles of Incorporation. The name change was approved by stockholders holding a majority of our outstanding shares of common stock acting by written consent, pursuant to the Proxy Statement filed with the Securities and Exchange Commission on April 21, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

d.)	Exhibits

3.1	Certificate of Amendment of Articles of Incorporation dated May 19, 2008

3.2	Amended and Restated Articles of Incorporation dated June 30, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vu1 Corporation

Date: May 29, 2008	By:	/s/ Matthew DeVries
Matthew DeVries Chief Financial Officer